                                                                    EXHIBIT 10.7
                              EMPLOYMENT AGREEMENT


         EMPLOYMENT AGREEMENT (the "Agreement"), effective July 1, 1998, by and between LEISURE TIME CASINOS & RESORTS, INC., a Colorado corporation (the "Company"), and ELDEN W. RANCE (the "Employee"). The Company hereby employs the Employee and the Employee hereby accepts employment on the terms and conditions hereinafter set forth.

         1. TERM. Subject to the provisions for termination as provided in Sections 4 and 5 of this Agreement, the term of this Agreement shall commence on July 1, 1998, and shall terminate on June 30, 2001. Subject to the provisions for termination as provided in Sections 4 and 5 of this Agreement, this Agreement shall be renewed automatically after June 30, 2001, for succeeding one year periods on the same terms and conditions as contained in this Agreement, unless the Company or Employee shall, at least 180 days prior to the expiration of any such renewal date, give written notice of nonrenewal of this Agreement.

         2. NATURE OF EMPLOYMENT. The Company hereby employs the Employee as the Executive Vice President Operations, Chief Financial Officer and Treasurer of the Company to perform such duties and have such powers as Employee substantially performed for the Company on the date of this Agreement as well as those additional duties and powers as may be agreed upon between the Company and the Employee. The Company may not materially change the Employee's duties or positions without Employee's consent. The Employee accepts such employment, agrees to abide by the Articles of Incorporation, Bylaws, Company policies and the provisions of this Agreement, and agrees to devote his time and best efforts to his employment under this Agreement as is reasonably required. Employee may carry on outside activities so long as those activities do not conflict with nor compete with Employee's job responsibilities and corporate duties. The Employee shall, at all times, faithfully with due diligence and to the best of Employee's ability, experience and talent, perform all the duties hereunder. Unless otherwise agreed to in writing by the Employee, those services shall be rendered in the Atlanta, Georgia, metropolitan area.

         3. COMPENSATION, VACATIONS AND EXPENSES.

                  a. BASIC SALARY. The Company shall pay to the Employee a base salary during the term of this Agreement in accordance with the amount set forth on Schedule A hereof. This amount may be increased as determined by the Company through an amendment to Schedule A.

                  b. BONUS. In addition to the basic salary, the Employee will receive a bonus to be set at the discretion of the board of directors of the Company. Nothing shall obligate the Company, in the future, to pay any bonus or bonuses to the Employee.

                  c. VACATIONS, FRINGE BENEFITS, AND LEAVES OF ABSENCE. The Employee shall be entitled to an annual vacation of at least that specified on Schedule A, but in no event less than the minimum vacation time established by the Company for its employees. The Employee shall further be entitled to participate in and receive the benefits provided under any employee benefit program which may be adopted and maintained by the Company (including, without limitation, those described on Schedule A) and for which the Employee is eligible by virtue of his employment hereunder, but only as and to the extent the Employee would otherwise be eligible as provided in any said program. The Employee shall also bc entitled to leaves of absence as the Employee deems necessary and the Company, in its sole discretion, deems reasonable.

                  d. REIMBURSEMENT OF EXPENSES. The Employee is authorized to incur reasonable expenses while performing the Employee's duties under this Agreement, including expenses for entertainment, travel, automobile, and similar items incurred on behalf of the Company. The Company will reimburse the Employee upon the presentation by the employee of itemized accounts of such expenditures. Expenses over $5,000 in any month must be approved in writing by the Company before being incurred by the Employee.

         4.       TERMINATION OF AGREEMENT.

                  a. TERMINATION OF EMPLOYEE. The Employee may terminate this Agreement without cause upon 120 days prior written notice to the Company. In such event, the Employee shall continue to render the services required under this Agreement and shall be paid on the regular payment dates the compensation set forth in Schedule A up to the date of termination.

                  b. TERMINATION BY THE COMPANY FOR CAUSE. In the event of Employee's material failure or refusal to observe the provisions of this Agreement or perform any of the duties required of Employee under this Agreement, Employee's fraud, misappropriation or embezzlement of funds, or conviction for any crime punishable as a felony, the Company may terminate this Agreement upon written notice of such termination to the Employee and upon payment by the Company to the Employee for all compensation accrued under this Agreement to the date of termination. In the event of a termination of Employee's employment for cause in accordance with this Section 4.b, the Company shall have no further obligation to the Employee. However, termination of the Employee's employment for cause shall not terminate or extinguish the Employee's obligation or liability to pay to the Company or any of its affiliates any amount owed to them by the Employee, including, but not limited to, any amounts misappropriated, embezzled or otherwise obtained by the Employee by reason of any of the occurrences referred in this Section 4.b without prejudice to any other rights or remedies of the Company or it affiliates at law or in equity.

                  c. TERMINATION UPON DEATH OF EMPLOYEE. This Agreement shall automatically terminate in the event of the Employee's death. In such case, any accrued compensation or benefits shall inure to the estate of the Employee, and the payment thereof shall be the only liability the Company shall have to the Employee's estate.



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

         5.       ILLNESS AND DISABILITY.

                  a. ILLNESS. If the Employee is unable to perform the services required under this Agreement by reason of illness or physical injury not amounting to disability as defined in Section 5.b, the compensation otherwise payable to the Employee under this Agreement shall be continued in full for a period of 60 days after the date Employee is unable to perform such services.

                  b. DEFINITION OF DISABILITY. For purposes of this Agreement, the terms "totally disabled," "disabled" and "disability" shall mean continuous disability as defined in and for the period necessary to qualify for benefits under any disability income insurance policies on the Employee paid for by the Company. If no disability insurance is in effect on the Employee, such terms shall mean continuous disability which prevents the Employee from performing Employee's normal duties pursuant to this Agreement. The Employee or agent of the Employee shall notify the Company in writing as to the Employee's inability to perform those duties or the Company shall so notify the Employee. If they are not able to agree as to the existence of disability in 30 days after receipt of said notice, the determination shall be made by medical doctors, licensed as such in the State of Georgia, one designated by the Company and the other by the Employee. If these two physicians cannot agree, they shall appoint a third licensed medical doctor and the determination of the majority shall be conclusive and binding on the Company and the Employee. The fees of all medical doctors shall be paid by the Company and not by the Employee. For the purposes of this Agreement, adjudicated mental incompetency shall also be a definition of disability.

                  c. SALARY CONTINUATION. If the Employee becomes totally disabled during the term of this Agreement, the Employee's full salary shall be continued for a period not to exceed 24 consecutive months, for the period during which the Employee remains totally disabled or until the next termination date of the Agreement, whichever is shorter. If the Company pays premiums on a disability income insurance policy on the Employee, any proceeds paid to the Employee by reason of disability under such policy shall be offset against salary continuation payments due from the Company.

         6. CHANGE IN CONTROL. A "change in control" of the Company shall be deemed to have transpired upon the occurrence after the date hereof of any one of the following events:

                  a. at any time any one person (other than Employee), or more than one person acting as a group, acquires beneficial ownership of the voting securities of the Company that together with voting securities beneficially held by such person or group, constitute more than 20% of the total voting power of the Company's outstanding voting securities;



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

                  b. the appointment or election of a majority of the members of the Company's board of directors who are appointed or elected during any 24 month period but are not endorsed in writing by a majority of those members of the Company's board of directors who were directors prior to the date of the appointment or election of the first such new director comprising the majority; or

                  c. one person, or more than one person acting as a group, acquires (or has acquired during the 12 month period ending on the date of the most recent acquisition by such person or persons) assets from the Company that have a total fair market value equal to or greater than one third of the total fair market value of all of the Company's assets immediately before the acquisition or acquisitions.

         At any time after a "change in control" of the Company, the Employee, at the option of the Employee, shall have the right, upon 30 days' prior written notice by the Employee to the Company, to cause the Company to repurchase all or any portion of the common stock of the Company then owned by the Employee at the higher of (i) the book value thereof as determined by the independent certified public accountants of the Company based upon the financial statements of the Company as of the last day of the month prior to the date of such notice, (ii) the last market value of a share of the Company's common stock established by the board of directors, or the last price at which the common stock was sold be the Company or by a shareholder of the Company to any person (other than the Employee); provided, however, or if the common stock is listed on a national securities exchange, is admitted to unlisted trading privileges on such an exchange, or is listed for trading on a trading system of the National Association of Securities Dealers, Inc., such as the Nasdaq National Market, the Nasdaq SmallCap Market or the OTC Bulletin Board, then the value shall be the last reported sale price of the common stock on such an exchange or system on the last business day prior to the date of such notice or if no such sale is made on such day, the average of the closing bid prices for the common stock for such day on such exchange or such system shall be used. Within 30 days after receipt of such notice, the Company shall pay the Employee the full amount for such shares of common stock upon delivery of the stock certificates representing such shares of common stock. The payment shall be in the form of a cashiers' check or by wire transfer. Also, upon a "change in control" of the Company, the Employee shall automatically be granted options to purchase the same number of shares of the Company's common stock as then are issuable upon exercise of options to purchase the Company's common stock then owned by the Employee. Such new options shall be immediately exercisable and shall remain exercisable for ten years. The exercise price thereof shall be $0.01 per share of common stock. Such new options shall not replace any other options to purchase the Company's remaining stock then owned by Employee.

         7.       EMPLOYEE ACTIONS.

                  a. EMPLOYEE SHALL NOT DISCLOSE INFORMATION. The Employee recognizes and acknowledges that the list of the Company's and its subsidiaries' and affiliates' customers, as it may exist from time to time, and any proprietary or confidential



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

         information, including, but not limited to financial information and information pertaining to the Company's, its subsidiaries' and affiliates' manufacturing, marketing and sales operations, and potential acquisitions, used by the Company in its business are valuable and unique assets of the Company. The Employee will not during or after the term of his employment, disclose the list of the Company's, its subsidiaries' or affiliates' customers or any part thereof or any propriety or confidential information to any person, firm, corporation, association, or other entity for any reason or purpose whatsoever without the prior written consent or authorization of the board of directors of the Company. Upon termination of the Employee's employment by the Company, its subsidiaries or its affiliates, the Employee shall neither take nor retain any papers, customer lists, manuals, files, or other document or copies thereof belonging to the Company, its subsidiaries or its affiliates.

                  b. NON COMPETE. Employee hereby covenants and agrees that Employee will not, without the prior written consent of the Company, directly or indirectly, whether individually or through any entity controlled by Employee, during the term of this Agreement and for a period of 3 years from the termination of this Agreement, for any reason, directly or indirectly, on his own behalf or in the service or on behalf of others, whether or not for compensation, engage in any business activity, or have any interest in any person, firm, corporation or business, through a subsidiary or parent entity or other entity (whether as a shareholder, agent, joint venturer, security holder, trustee, partner, consultant, creditor lending credit or money for the purpose of establishing or operating any such business, partnership or otherwise) which is competitive with the then existing business of the Company. Notwithstanding the foregoing, Employee may own shares of competing companies whose securities are publicly traded, so long as such securities do not constitute five percent or more of the outstanding securities of any such company.

                  c. NON-SOLICITATION. Employee further agrees that as long as this Agreement remains in effect and for a period of 2 years from its termination, Employee will not divert any business of the Company and/or its affiliates or any customers or suppliers of the Company and/or the Company's and/or its affiliates' business to any other person, entity or competitor, or induce or attempt to induce, directly or indirectly, any person to leave his or her employment with the Company.

                  d. INTELLECTUAL PROPERTY. Employee shall disclose to the Company all ideas and business plans developed by the Employee during the term of Employee's employment which relate to the business of the Company, its subsidiaries or affiliates or any business conducted by the Company, its subsidiaries or affiliates. All patents, patent applications, patent licenses, formulas, inventions, processes, copyrights, know-how, proprietary information, rights, trademarks, or trade names, or future improvements thereto developed or conceived of by the Employee during any period of employment with the Company shall be promptly disclosed to, and all rights with respect thereto shall be assigned by the Employee to the Company in consideration of the remuneration paid or payable to the Employee hereunder.



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

                  e. REMEDIES. Employee acknowledges and agrees that his obligations provided in this Section 7 are necessary and reasonable in order to protect Company and its affiliates and their respective business and Employee expressly agrees that monetary damages would be inadequate to compensate Company and/or its affiliates for any breach by Executive of his covenants and agreements set forth herein. Accordingly, Employee agrees and acknowledges that any such violation or threatened violation of this Section 7 will cause irreparable injury to Company and that, in addition to any other remedies that may be available, in law, in equity or otherwise, Company and its affiliates shall be entitled to obtain injunctive relief against the prospective breach of this Section 7 or the continuation of any such breach by Employee without the necessity of proving actual damages.

                  f. CONSTRUCTION. In the event that any provision of this
         Section 7 should ever be deemed to exceed the time, geographic, or other limitations permitted by applicable law, then such provision shall be reformed to the maximum time geographic, or other limitations permitted by applicable law. The provisions of this Section 7 shall be applicable for the period indicated and shall survive the termination of this Agreement

         8.       GENERAL MATTERS.

                  a. GOVERNING LAW. This Agreement shall bc governed by the laws of the State of Ohio and shall be construed in accordance therewith.

                  b. NO WAIVER. No provision of this Agreement may be waived except by an Agreement in writing signed by the waiving party. A waiver of any term or provision shall not be construed as a waiver of any other term or provision.

                  c. AMENDMENT. This Agreement may be amended or altered at any time, in whole or in part, by filing with this Agreement a written instrument setting forth such changes, signed by all parties.

                  d. BINDING EFFECT. This Agreement shall be binding upon the Employee, the Company, and their successors and assigns.

                  e. CONSTRUCTION. Throughout this Agreement the singular shall include the plural, the plural shall include the singular, and the masculine shall include the feminine wherever the context so requires.

                  f. TEXT TO CONTROL. The headings of Sections are included solely for convenience of reference. If any conflict between any heading and the text of this Agreement exists, the text shall control.



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

                  g. SEVERABILITY. If any provision of this Agreement is declared by any court of competent jurisdiction to be invalid for any reason, such invalidity shall not affect the remaining provisions which shall be fully severable, and the Agreement shall be construed and enforced as if such invalid provision had never been included.

                  h. ENTIRE AGREEMENT OF THE PARTIES. The parties agree that this document contains the entire agreement and understanding between them in relation to the subject matter hereof, and no representations, warranties, covenants, understandings, or agreements in relation thereto exist between the parties except as expressly set forth herein.

                  i. NOTICES. Every notice or other communication to be given by either party to the other party with respect to this Agreement, shall be in writing and shall not be effective for any purpose unless the same shall be served personally or by national air courier service, or United States certified mail, return receipt requested, postage prepaid, addressed, if to the Company at 1284 Miller Road, Avon, Ohio 44011, Attention, Secretary, and if to the Employee at 4258 Communications Drive, Norcross, Georgia 30093, or such other address or addresses as the Company or the Employee may from time to time designate by notice given as above provided. Every notice or other communication hereunder shall be deemed to have been given as of the third business day following the date of such mailing (or as of any earlier date evidenced by a receipt from such national air courier service or the United States Postal Service) or immediately if personally delivered. Notices not sent in accordance with the foregoing shall be of no force and effect until received by the foregoing parties as such addresses specified herein.

                  j. DUPLICATE ORIGINALS. This Agreement may be executed in several counterparts, each of which shall be an original but all of which together shall constitute one and the same instrument.

                  k. ARBITRATION. Any dispute or controversy of or relating to this Agreement, or any breach of this Agreement, shall be settled by arbitration to be held in Norcross, Georgia, in accordance with the rules then in effect of the American Arbitration Association or any successor thereto. The decision of the arbitrator shall be final, conclusive, and binding on the parties to the arbitration. Judgment may be entered on the arbitrator's decision in any court having jurisdiction, and the parties irrevocably consent to the jurisdiction of the Georgia state courts for this purpose. The Company shall pay the costs and expenses of such arbitration.

                  l. ATTORNEYS' FEES. In the event that the Company or the Employee retains an attorney or attorneys to enforce performance of this Agreement by the other party or to obtain damages or other relief because of violation of the terms of this Agreement by the other party, then all reasonable attorneys' fees and costs of arbitration or litigation are to be borne and paid by the party determined to have failed to perform this Agreement or to be liable for damages or against which other relief is granted.



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

                  m. SURVIVORSHIP. The respective rights and obligations of the parties hereunder shall survive any termination of the Executive's employment to the extent necessary to the intended preservation of such rights and obligations.

                  n. REMEDIES CUMULATIVE; NO WAIVER. No remedy conferred upon a party by this Agreement is intended to be exclusive of any other remedy, and each and every such remedy shall be cumulative and shall be in addition to any other remedy given hereunder or now or hereafter existing at law or in equity. No delay or omission by a party in exercising any right, remedy or power hereunder or existing at law or in equity shall be construed as a waiver thereof, and any such right, remedy or power may be exercised by such party from time to time and as often as may be deemed expedient or necessary by such party in its sole discretion.

         The parties have executed this Agreement to be effective as of the date first above written.

                                  LEISURE TIME CASINOS & RESORTS, INC.



                                  By:/s/
                                     ------------------------------------------
                                     Alan N. Johnson, President

Attest:


         /s/
----------------------------------
Gerald J. Boyle, Secretary

                                  EMPLOYEE:


                                  /s/
                                  ---------------------------------------------
                                  Elden W. Rance



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



                                   SCHEDULE A


                     DESCRIPTION OF DUTIES AND COMPENSATION

EMPLOYEE:                  Elden W. Rance

POSITION WITH COMPANY:     Executive Vice President Operations, Chief Financial
                           Officer and Treasurer

COMPENSATION:

                  Base Salary:      $200,000

                  Bonus: Paid at the discretion of the board of directors of the Company


BENEFITS:

                  Insurance:        Medical, dental, disability (long and short
                                    term) and life to the extent available to all employees of the Company and paid in accordance with Company policy if elected by Employee

                  Automobile:       The Company shall provide the employee with
                                    such automobile as is approved by the
                                    President of the Company. All expenses for the operation (including insurance) and maintenance of such automobile shall be paid by the Company or reimbursed to the Employee by the Company.

                  Vacation:         Four weeks (20 business days) each calendar
                                    year commencing January 1, 1998. Such
                                    vacation time is available upon approval by the President of the Company. Such approval will not be unreasonably withheld upon at least two week notice by Employee. Vacation time will not accrue from calendar year to calendar year.

                  401(k) Plan:      Available for Employee's election if
                                    eligible.

                  Medical Reimbursement:    Available for Employee's election if
                                            eligible.

2

                                    AMENDMENT
                                       TO
                              EMPLOYMENT AGREEMENT


         This Amendment to Employment Agreement (the "Amendment") effective September 9, 1998, is by and between LEISURE TIME CASINOS & RESORTS, INC., a Colorado corporation (the "Company"), and ELDEN W. RANCE (the "Employee"). The Company and the Employee previously entered into an Employment Agreement that was effective July 1, 1998. This Amendment amends the Employment Agreement as hereinafter set forth.

         1. AMENDMENT TO SECTION 7.a. Section 7.a. of the Agreement is amended so as amended Section 7.a. reads as follows:

                  "a. EMPLOYEE SHALL NOT DISCLOSE INFORMATION. The Employee recognizes and acknowledges that the list of the Company's and its subsidiaries' and affiliates' customers, as it may exist from time to time, and any proprietary or confidential information, including, but not limited to financial information and information pertaining to the Company's, its subsidiaries' and affiliates' manufacturing, marketing and sales operations, and potential acquisitions, used by the Company in its business are valuable and unique assets of the Company. Except as permitted by the next sentence, the Employee will not during or after the term of his employment, disclose the list of the Company's, its subsidiaries' or affiliates' customers or any part thereof or any propriety or confidential information to any person, firm, corporation, association, or other entity for any reason or purpose whatsoever without the prior written consent or authorization of the board of directors of the Company. Notwithstanding the prohibitions contained in the foregoing sentence, the Employee shall be permitted to disclose such information during the term of his employment to other persons employed by the Company or its subsidiaries who have a need to know such information for a proper purpose related to the business of the Company or its subsidiaries. Upon termination of the Employee's employment by the Company, its subsidiaries or its affiliates, the Employee shall neither take nor retain any papers, customer lists, manuals, files, or other document or copies thereof belonging to the Company, its subsidiaries or its affiliates."

         2. AMENDMENT TO SECTION 2. The last sentence of the Agreement is amended so as amended the last sentence of Section 2 reads as follows:

         "Unless otherwise agreed to in writing by the Employee, those services shall be rendered in the Sarasota, Florida, metropolitan area."

         3. AMENDMENT TO SECTION 7.b. Section 7.b. of the Agreement is amended to delete the words "3 years" therefrom and substitute the words "2 years" therefor.

         4. AMENDMENT TO SECTION 7.e. Section 7.e. of the Agreement is amended to delete the word "Executive" therefrom and substitute the word "Employee" therefor.

         5. AMENDMENT TO SECTION 8.i. The address to which notices to the Employee should be sent as set forth in Section 8.i is changed to 15 Paradise Plaza, Suite 130, Sarasota, Florida 34239.

         Except as amended herein, the Agreement shall remain in full force and effect without change.

                              LEISURE TIME CASINOS & RESORTS, INC.



                              By:      /s/
                                   --------------------------------------------
                                               Alan N. Johnson, President

Attest:



         /s/
----------------------------------
Gerald J. Boyle, Secretary

                              EMPLOYEE:



                                    /s/
                              -------------------------------------------------
                              Elden W. Rance

                                    AMENDMENT
                                       TO
                              EMPLOYMENT AGREEMENT


         This Amendment to Employment Agreement (the "Amendment") effective February 22, 1999, is by and between LEISURE TIME CASINOS & RESORTS, INC., a Colorado corporation (the "Company"), and ELDEN W. RANCE (the "Employee"). The Company and the Employee previously entered into an Employment Agreement that was effective July 1, 1998, and that was amended September 9, 1998. This Amendment amends the Employment Agreement as hereinafter set forth.

         Schedule A to the Agreement is deleted and Schedule A that is attached hereto as Exhibit A and hereby incorporated herein by this reference is substituted therefor.

         Except as amended herein, the Agreement shall remain in full force and effect without change.

                                  LEISURE TIME CASINOS & RESORTS, INC.



                                  By:      /s/
                                     ------------------------------------------
                                  Alan N. Johnson, President

Attest:



         /s/
-----------------------------------
Gerald J. Boyle, Secretary

                                   EMPLOYEE:



                                              /s/
                                   --------------------------------------------
                                   Elden W. Rance

                                                                       EXHIBIT A


                                   SCHEDULE A
                         (AS AMENDED FEBRUARY 22, 1999)


                     DESCRIPTION OF DUTIES AND COMPENSATION

EMPLOYEE:                  Elden W. Rance

POSITION WITH COMPANY:     Executive Vice President, Chief Financial Officer and
                           Treasurer

COMPENSATION:

    o             Base Salary:      $300,000 per annum (payable in accordance
                                    with Company policy and reduced by all
                                    required withholdings and withholdings
                                    authorized by Employee).

    o             Bonus:            Paid at the discretion of the board of
                                    directors of the Company

BENEFITS:

    o             Insurance:        Medical, dental, disability (long and short
                                    term) and life to the extent available to all of the employees of the Company and paid in accordance with Company policy if elected by Employee

    o             Automobile:       The Company shall provide the employee with
                                    such automobile as is approved by the Board of Directors of the Company. All expenses for the operation (including insurance) and maintenance of such automobile shall be paid by the Company or reimbursed to the Employee by the Company.

    o             Vacation:         Four weeks (20 business days) each calendar
                                    year. Such vacation time is available upon approval by the President of the Company.
                                    Such approval will not be unreasonably
                                    withheld upon at least two week notice by Employee. Vacation time will not accrue from calendar year to calendar year.

    o             401(k) Plan:      Available for Employee's election if
                                    eligible.

    o             Flexible Spending
                  Account:          Available for Employee's election if
                                    eligible.

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